UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2017 (March 8, 2017)

T3M INC.

(Exact name of Registrant as specified in charter)

Delaware	001-35133	20-4987549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

970 Challenger Street

Brea, California 92821

(Address of principal executive offices and Zip Code)

(714) 255-0200

(Company’s telephone number, including area code)

T3 Motion, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 5.03         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 8, 2017, the registrant’s Certificate for Revival of Charter (the “Certificate of Revival”) filed with the Delaware Secretary of State on February 22, 2017, became effective, and accordingly, its name changed from “T3 Motion, Inc.” to “T3M Inc.” In connection with such name change, the registrant submitted to the Financial Industry Regulatory Authority, Inc., or FINRA, a voluntary request for the change of its name. The registrant will file an update to disclose the effective date of the name change upon receipt of the announcement from FINRA.

Item 9.01         Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

3.1	Certificate for Revival of Charter filed on February 22, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T3M INC.
(Registrant)

Date: March 13, 2017	By:	/s/ Noel Cherowbrier
Noel Cherowbrier,
Chief Executive Officer

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